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                                                                   EXHIBIT 10.68


                    [ABM INDUSTRIES INCORPORATED LETTERHEAD]


                    April 17, 2001


[ABM JANITORIAL     Ms. Donna M. Dell
SERVICES LOGO]      40 Mulberry Lane
                    Walnut Creek, California 94596

[ABM ENGINEERING    Re: First Amendment ("Amendment") of Corporate Executive
SERVICES LOGO]          Employment Agreement Dated November 1, 1999
                        ("Agreement")

                    Dear Donna,

[ABM FACILITY       Your Employment Agreement dated November 1, 1999 is
SERVICES LOGO]      hereby amended as follows:

                           Paragraph X. SPECIAL PROVISIONS:

[ABM SECURITY                      1.     SALARY:
SERVICES LOGO]

                                     a.   Two Hundred Twenty-Five Thousand
                                          Dollars ($225,000) per year effective
[ACS AMERICAN                             November 1, 2000 through October 31,
COMMERCIAL                                2001 at the monthly rate of $18,750,
SECURITY LOGO]                            payable semi-monthly.

                                     b.   (Deleted)

[AMPCO SYSTEM                 2.     BONUS:
PARKING LOGO]

[AMPCO SYSTEM                        a.   Such Bonus for each Fiscal Year
AIRPORT PARKING                           effective November 1, 2000 and
LOGO]                                     thereafter, shall be 0.0903% of the
                                          Company's Profit on a pro-rata basis.

[AMTECH ELEVATOR    This Amendment shall be effective as of November 1, 2000.
SERVICES LOGO]      In all other respects the Agreement shall remain
                    unchanged.

[AMTECH LIGHTING    Please sign both originals, returning one to your personnel
SERVICES LOGO]      file and retaining the other fully executed original for
                    your records.

                    Sincerely,

[COMN AIR MERCHANT  /s/ MARTINN H. MANDLES
SERVICES LOGO]

[EASTERDAY          Martinn H. Mandles                I agree to the foregoing:
JANITORIAL SUPPLY   Chairman of the Board &
COMPANY LOGO]       Chief Administrative Officer      /s/ DONNA M. DELL
                                                      --------------------------
                                                           Donna M. Dell

                    cc: David Hebble

New York Stock Exchange Symbol: ABM